Exhibit 99.1

UNAUDITED PRO FORMA FINANICIAL STATEMENTS AS AT AND FOR THE THREE
AND SIX MONTHS PERIOD ENDED JUNE 30, 2002

          The following unaudited pro forma balance sheet as at June 30, 2002 and the unaudited pro forma statements of operations for the three and six months ended June 30, 2002 and notes to unaudited pro forma financial statements as of and with respect for the period ended June 30, 2002 have been prepared on a pro forma basis, reflecting what we believe would have been our financial results as of and for that period had the recent amendments to the agreements for our senior loan, subordinated loan and subordinated notes been executed on June 30, 2002, the date of our Form 10-Q for the second quarter of 2002. The pro forma adjustments described in the accompanying notes to the pro forma financial statements should be read in conjunction with such statements. Final amounts will differ from these set fourth in the unaudited pro forma financial statements. Such pro forma financial statements have not been reviewed by our accountants and they do not constitute an amendment of the financial statements included in our previously-filed Form 10-Q for the period ended June 30, 2002, which previously-filed financial statements reflected the situation as it existed at the time that such Form 10-Q was filed.

        The unaudited pro forma financial statements are based in part on the historical financial statements of the Company and should be read in conjunction with each of the consolidated financial statements of the Company and related notes thereto contained in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, (ii) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, and (iii) the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

RECOTON CORPORATION AND SUBSIDIARIES

PRO FORMA BALANCE SHEET AS OF
JUNE 30, 2002)
(UNAUDITED)
(DOLLARS IN THOUSANDS)

                                                         As Reported            Proforma         As Adjusted
                                 ASSETS                                         Adjustments
                                 ------
CURRENT ASSETS:
   Cash and cash equivalents                            $  7,163               $  --            $  7,163
   Accounts receivable (less allowance for doubtful
       accounts of $3,775                                141,010                                 141,010
   Inventories, net                                      140,925                                 140,925
   Prepaid expenses and other current assets              18,323                10,080(3)         28,403
                                                        --------                --------        ---------

                  TOTAL CURRENT ASSETS                   307,421                10,080           317,501

PROPERTY AND EQUIPMENT, NET                               45,712                                  45,712
TRADEMARKS AND PATENTS, NET                                4,000                                   4,000
GOODWILL, NET                                             30,536                                  30,536
DEFERRED INCOME TAXES AND OTHER ASSETS                     9,032                20,340(3)
                                                        --------                 2,633(1)          32,005
                                                                               --------         ---------
                  TOTAL ASSETS                          $396,701               $33,053           $429,754
                                                        ========               =========        =========

                                 LIABILITIES
                                 -----------

CURRENT LIABILITIES:
   Current portion of long-term debt                    $233,678              (213,642)(2)       $ 20,036
   Accounts payable                                       88,199                                   88,199
   Accrued expenses                                       20,185                 2,633(1)
                                                        --------                 1,154(3)          23,972
                  TOTAL CURRENT LIABILITIES              342,062               --------           -------
                                                                              (209,855)           132,207
LONG-TERM DEBT (less current portion above)                  -                 210,585(1,2)       210,585
OTHER LIABILITIES                                          2,431                                    2,431
                                                        --------               --------         ---------

                  TOTAL LIABILITIES                      344,493                   530            345,223
                                                        --------                                ---------

                                 SHAREHOLDERS' EQUITY
                                 --------------------

PREFERRED SHARES - $1.00 par value each - authorized
   10,000,000 shares; none issued
COMMON SHARES - $.20 par value each - authorized
   40,000,000 shares; issued 13,573,530 shares in
   2002 and 13,838,530 as adjusted                         2,715                    53(1)           2,768
ADDITIONAL PAID-IN CAPITAL                                92,895                 3,004(1)          95,899
RETAINED EARNINGS                                        (24,424)               29,266              4,842
UNEARNED DEFERRED COMPENSATION                            (2,455)                                  (2,455)
ACCUMULATED OTHER COMPREHENSIVE LOSS                      (9,526)                     (3)          (9,526)
                                                        --------               --------          ---------

                  TOTAL                                   59,205                32,323             91,528
                                                        --------               --------          ---------

TREASURY SHARES - 1,272,532 shares, and 1,753,532
as adjusted.

                                             (6,997)                     (6,997)
                                             -------                     -------

        TOTAL SHAREHOLDERS' EQUITY           52,208         32,323        84,531
                                             ------         ------        ------
             TOTAL LIABILITIES AND
                SHAREHOLDERS' EQUITY       $396,701        $33,043      $429,754
                                           ========        =======      ========

See Notes to unaudited financial statements

RECOTON CORPORATION AND SUBSIDIARIES

PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2002
(UNAUDITED,)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        As                Proforma           As
                                                      Reported            Adjustments       Adjusted
                                                      ----------          -----------       --------

NET SALES, INCLUDING $1,271 IN
   RESTRUCTURING AND OTHER CHARGES
   IN 2002                                             $124,227             $ --             $124,227
COST OF SALES, INCLUDING $12,840
    IN ADDITIONAL VALUATION
   ADJUSTMENTS IN 2002                                   98,470                                98,470

GROSS PROFIT                                             25,757                                25,757

SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES, INCLUDING
   $6,537 IN RESTRUCTURING AND
   OTHER CHARGES IN 2002                                 44,837                                44,837
                                                         -------            -------            ------

OPERATING INCOME (LOSS)                                 (19,080)               -              (19,080)

OTHER (INCOME) EXPENSES:
   Interest expense                                       5,351                                 5,351
   Amortization of financing costs                          867                                   867
   Investment income                                        (15)                                  (15)
                                                        --------

LOSS BEFORE INCOME TAXES                                (25,283)               -              (25,283)

INCOME TAX BENEFIT                                       29,266              (29,266)   (1)
                                                         ------              -------
NET LOSS                                             $  (54,549)              29,266         $(25,283)
                                                     ===========              ======         =========

BASIC AND DILUTED LOSS PER SHARE:                        $(4.49)                             $  (2.08)
                                                          ======                              ========

NUMBER OF SHARES USED IN COMPUTING
BASIC AND DILUTED PER SHARE AMOUNTS:                     12,138                                12,141
                                                         ======                                ======

See Notes to unaudited financial statements

RECOTON CORPORATION AND SUBSIDIARIES

PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                 As                  Proforma               As
                                               Reported            Adjustments           Adjusted
                                               ----------          -----------           --------

NET SALES, INCLUDING $1,271 IN
   RESTRUCTURING AND OTHER CHARGES
   IN 2002                                     $255,443              $ --                $255,443
COST OF SALES, INCLUDING $12,840
    IN ADDITIONAL VALUATION
   ADJUSTMENTS IN 2002                          189,528                                   189,528

GROSS PROFIT                                     65,915                                    65,915

SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES, INCLUDING
   $6,537 IN RESTRUCTURING AND
   OTHER CHARGES IN 2002                         84,271                                    84,271
                                                 -------              --------            -------

OPERATING INCOME (LOSS)                         (18,356)                  -               (18,356)

OTHER (INCOME) EXPENSES:
   Interest expense                              11,804                                    11,804
   Amortization of financing costs                  867                                       867
   Investment income                                (27)                                      (27)
                                                ---------

LOSS BEFORE INCOME TAXES                        (31,809)                  -               (31,809)

INCOME TAX BENEFIT                               27,281               (29,266)       (1)   (1,985)
                                                 ------               --------
NET LOSS                                     $  (59,090)               29,266            $(29,824)
                                             ===========               ======            =========

BASIC AND DILUTED LOSS PER SHARE:                $(4.87)             $                   $  (2.46)
                                                 ======                                  =========

NUMBER OF SHARES USED IN COMPUTING
BASIC AND DILUTED PER SHARE AMOUNTS:             12,137                                    12,139
                                                 ======                                    ======

See Notes to unaudited financial statements

RECOTON CORPORATION AND SUBSIDIARIES

NOTES TO PRO FORMA FINANCIAL STATEMENTS

Note 1.

In connection with the amendments and waiver agreements with our existing senior lenders, subordinated lenders and subordinated noteholders, we were required to pay certain fees, reprice outstanding warrants and issue additional shares and warrants as follows:

Senior lender  fee  of 1% of the outstanding term loans A and B and the
revolving loan commitments                                                          $1,933

A fee to JP Morgan Chase of $500,000 (which amount would be reduced to $300,000
if there was no default on February 4, 2003)                                           500

A fee to Prudential and ING of 1% of the unpaid principal balance                      200
                                                                                   -------
                                                                                    $2,633

Repriced the existing warrants issued to the subordinated lenders to purchase an aggregate of 254,406 shares to $0.01 per share and extended
the term of such warrants by two years                                                 456

Repriced existing warrants issued to Prudential and ING to purchase an aggregate of 430,000 shares to $2.04 per share and extended the term of
such warrants by two years.                                                            437

Issued new warrants to Prudential and ING to purchase an aggregate of
1,085,883 shares at $2.04 per share for five years.                                  1,478

Issued to Pru and ING from our treasury an aggregate of 265,000 shares
of our common stock                                                                    686
                                                                                   -------
                                                                                    $3,057

Note 2.

On August 28, 2002, we entered into certain amendments and waiver agreements with our existing senior lenders, subordinated lenders and subordinated noteholders. Such agreements were effective as of August 19, 2002; as such, we reclassified the appropriate portion of the debt as long term.

Note 3.

          We previously recorded a valuation allowance for the deferred income taxes due to uncertainties associated with generating taxable income needed to recover such assets. When we entered into certain amendments and waiver agreements with our existing senior lenders, subordinated lenders and subordinated noteholders, we believed it was more likely than not that we could generate sufficient taxable income, consequently, we are recognizing $29.3 million related to the reversal of such valuation reserves.